                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of report: June 27, 2002
                        (Date of earliest event reported)


                         Urstadt Biddle Properties Inc.
--------------------------------------------------------------------------------
                 (Exact name registrant as specified in charter)



          Maryland                   1-12803                    04-2458042
--------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission                (IRS Employer
        of Incorporation)          File Number)            Identification No.)



321 Railroad Avenue                   Greenwich, Connecticut            06830
--------------------------------------------------------------------------------
(Address of principal executive offices)                               Zip Code



Registrant's telephone number, including area code                (203) 863-8200
                                                    ----------------------------

ITEM 5.  OTHER EVENTS.

         Urstadt Biddle Properties Inc. (the "Company") is filing this Current Report on Form 8-K in connection with the issuance of 7,000,000 shares of its Class A common stock, par value $.01 per share, on July 3, 2002, pursuant to an underwritten offering under the Company's shelf registration statement on Form S-3 (File No. 333-84774), as amended, which was declared effective June 12, 2002 (the "Registration Statement"). The exhibits listed below are being filed herewith in lieu of filing them as exhibits to the Registration Statement, and, since this Form 8-K is incorporated by reference in the Registration Statement, such exhibits are set forth in full in the Registration Statement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINACIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits.

         The following exhibits are filed herewith:

EXHIBIT NUMBER    DESCRIPTION

     1.1 Underwriting Agreement between Urstadt Biddle Properties Inc., Ferris, Baker Watts, Inc., Morgan Keegan & Co., Inc., J.J.B. Hilliard, W.L. Lyons, Inc., and Advest, Inc. dated June 27, 2002.

     5.1      Opinion of Miles & Stockbridge P.C.

     23.1     Consent of Miles & Stockbridge P.C. (included in Exhibit 5.1).

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                               Urstadt Biddle Properties Inc.

June 28, 2002                                  By: /s/  James R. Moore
                                                   -------------------

                                               Name: James R. Moore
                                               Title: Executive Vice President
                                                      Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NUMBER   DESCRIPTION

     1.1 Underwriting Agreement between Urstadt Biddle Properties Inc., Ferris, Baker Watts, Inc., Morgan Keegan & Co., Inc., J.J.B. Hilliard, W.L. Lyons, Inc., and Advest, Inc. dated
                 June 27, 2002.

     5.1         Opinion of Miles & Stockbridge P.C.

     23.1        Consent of Miles & Stockbridge P.C. (included in Exhibit 5.1).